Redeemable non-controlling interests	6 Months Ended
Jun. 30, 2026
Noncontrolling Interest [Abstract]
Redeemable non-controlling interests	Redeemable noncontrolling interests
In March 2026, the Group entered into an agreement with a third party investor, pursuant to which the investor agreed to contribute RMB300,000 (equivalent to US$44,196) in cash in exchange for a 30% equity interests in a subsidiary of the Group. As of June 30, 2026, the investor had contributed RMB100,000 (equivalent to US$14,638) and acquired a 26.39% equity interest in the subsidiary.

The investor has the right to require the Group to repurchase all or a portion of its equity interests for cash upon the fifth anniversary of the first investment installment or upon the occurrence of certain contingent events. The redemption price is equal to the investment amount attributable to the equity interests subject to repurchase, plus simple interest at a rate of 5% per annum. As the Group does not solely control whether the redemption events will occur, the redeemable noncontrolling interests are classified as mezzanine equity in the Group’s consolidated balance sheets. The redeemable noncontrolling interest initially recorded at its fair value. Any accretion due to the redemption feature is determined after the attribution of net income or loss of the subsidiary and dividends to the noncontrolling interest holder.

The change in the carrying amount of redeemable noncontrolling interests is as follows:

Six Months Ended June 30, 2026
Balance at January 1, 2026	—
Initial recognition	14,638
Net loss attributable to redeemable noncontrolling interests	(1,686)
Accretion to redemption value of redeemable noncontrolling interests	1,809
Total	14,761